EXHIBIT (a)(1)(C)


        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                          NOTICE OF GUARANTEED DELIVERY

                                       for

                        Tender of Shares of Common Stock

                           EUROWEB INTERNATIONAL CORP.

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       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
       CITY TIME, ON TUESDAY, MARCH 19, 2002, UNLESS THE OFFER IS EXTENDED.
      ---------------------------------------------------------------------

         As set forth under Section 8 of the Offer to Purchase (as defined below), this form (or a facsimile hereof) must be used to accept the Offer (as defined in the Offer of Purchase) if (i) share certificates evidencing shares of common stock, par value $0.001 per share (the "Shares"), of EuroWeb International Corp., a Delaware corporation ("EuroWeb"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit share certificates evidencing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mailed to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 8 of the Offer to Purchase.

                        The Depositary for the Offer is:

                          Mellon Investor Services LLC

            By Mail:                           By Hand:                      By Overnight Delivery:
  Mellon Investor Services LLC       Mellon Investor Services LLC         Mellon Investor Services LLC
      Post Office Box 3301             120 Broadway, 13th Floor        85 Challenger Road-Mail Drop Reorg
   South Hackensack, NJ 07606             New York, NY 10271               Ridgefield Park, NJ 07660
Attn: Reorganization Department    Attn: Reorganization Department      Attn: Reorganization Department

           By Facsimile transmission (For Eligible Institutions only):
                                 (201) 296-4293

                 Confirm receipt of facsimile by telephone only:
                                 (201) 296-4860

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Everest Acquisition Corp., a Delaware corporation, a wholly owned subsidiary of Pansource B.V., a Dutch corporation, which is in turn an indirect wholly owned subsidiary of Koninklijke KPN N.V., a Dutch corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 20, 2002 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 8 of the Offer to Purchase.


      Signature(s):                                       PLEASE PRINT OR TYPE
                    -----------------------------------
      Name(s) of Record Holder(s):
                                  ---------------------
      Number of Shares:
                       --------------------------------
      Certificate Number(s) (If available):
                                           ------------
      Dated:                                              , 2002
            -------------------------------------------
      Address(es):                                        INCLUDE ZIP CODE
                  -------------------------------------
      Area Code and Telephone Number(s):
                                        ---------------
      Taxpayer Identification or Social Security Number:
                                                        --------------------
      Check box if Shares will be tendered by Book-Entry transfer:   [  ]

      Account Number: __________________________

                 THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Share tendered hereby, in proper form for transfer, or confirmation of Book-Entry transfer of such Share into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three Nasdaq SmallCap Market trading days after the date hereof.

Name of Firm:
                              ---------------------------------------------
Address:
                              ---------------------------------------------

Zip Code:
                              ---------------------------------------------


Area Code and
Telephone Number:
                              ---------------------------------------------

Name (authorized signature):
                              ---------------------------------------------

Title:
                              ---------------------------------------------

Zip Code:
                              ---------------------------------------------

Date:
                              ---------------------------------------------

  NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
              SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.